Exhibit 99(d)(3)

Trading Advisory Agreement

Steben Managed Futures Strategy Fund

Trading Advisory Agreement (this “Agreement”) entered into as of the 1st day of February 2016, by and among Steben & Company, Inc., a Maryland company (the “Adviser”), Steben Alternative Investment Funds, a registered investment company under the Investment Company Act of 1940, as amended, on behalf of the Fund as defined below (the “Trust”), and Revolution Capital Management LLC, a limited liability company formed under the laws of Colorado with its principal office 1400 16th Street, Suite 510, Denver, CO 80202 (the “Trader”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 25, 2014 (the “Investment Advisory Agreement”) with the Trust, relating to the provision of investment advisory services to the Steben Managed Futures Strategy Fund (the “Fund”);

WHEREAS, the Investment Advisory Agreement provides that the Adviser may delegate any or all of its investment advisory responsibilities under the Investment Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Board of Trustees of the Trust desire to retain the Trader to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Trader is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Trading Services.

(a)	The Adviser hereby appoints the Trader to act as a commodity trading advisor (“CTA”) to the Fund with respect to that portion of the Fund’s assets allocated from time to time to the Trader by the Adviser for the periods and on the terms herein set forth (the “Allocated Assets”). The Trader accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)	The Trader shall, subject to the supervision and oversight of the Adviser, trade the Allocated Assets on behalf of the Fund in accordance with the terms of this Agreement and the Supplemental Trading Agreement entered into by the Adviser and the Trader in relation to the Allocated Assets and in accordance with (i) the investment objective, policies and restrictions of the Fund set forth in the Fund’s prospectus and statement of additional information, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Trader, (ii) the written instructions and directions received from the Adviser and the Fund as delivered; and (iii) all federal and state laws applicable to the Fund and the Trader’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the “Policies.”

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For purposes of compliance with the Policies, the Trader shall be entitled to treat the Allocated Assets as though the Allocated Assets constituted the entire Fund, and the Trader shall not be responsible in any way for the compliance of any assets of the Fund, other than the Allocated Assets, with the Policies. Subject to the foregoing, the Trader is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any commodity interests, including futures contracts, options on futures contracts, forward contracts and swaps (the “Financial Interests”) on behalf of the Fund, without regard to the length of time the Financial Interests have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Allocated Assets may be invested in such proportions of Financial Interests as the Trader shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Trader shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Allocated Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Trader, the Adviser may effect in-kind redemptions with shareholders of the Fund with securities or other financial assets included within the Allocated Assets.

(c)	Absent instructions from the Adviser or the officers of the Fund to the contrary, the Trader shall place orders pursuant to its determinations with any futures commission merchant or foreign exchange broker the Trader so chooses, provided, however, the orders are settled with a futures commission merchant or a foreign exchange broker with which the Fund has an account.

(d)	The Trader hereby agrees that it shall not consult with any other investment adviser or CTA to the Fund with respect to transactions in Financial Interests for the Allocated Assets or any other transactions in the Fund’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940 (the “1940 Act”).

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(e)	The Trader may, on occasions when it deems the purchase or sale of a Financial Interest to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Trader, aggregate, to the extent permitted by applicable laws and regulations, the Financial Interests to be sold or purchased in order to obtain the best overall terms available. In such event, allocation of the Financial Interests or securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Trader in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts. In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other Financial Interest trading accounts and entities, it will use its best efforts to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts; and (ii) it will not deliberately use any trading strategies for the Fund which it or its principals know are inferior to those employed by other accounts. The Trader further agrees to be aware of the position limits imposed on certain Financial Interest contracts by the CFTC or applicable contract market. The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the Allocated Assets bears to all of the Fund’s assets. If, at any time during the term of this Agreement, the Trader is required to aggregate the Fund’s Financial Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Adviser if the Fund’s positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative positions limits are reached in any Financial Interest contract, the Trader will modify the trading instructions to the Fund and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the Fund given the Trader’s current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

(f)	The Trader, in connection with its rights and duties with respect to the Fund, shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g)	The services of the Trader hereunder are not deemed exclusive and the Trader shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Trader will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Adviser to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Trader will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Adviser and the Fund or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Fund, the Fund or any other assets managed by the Adviser.

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(h)	The Trader shall furnish the Adviser and the administrator of the Fund (the “Administrator”) daily, weekly, monthly, quarterly and annual reports concerning portfolio transactions and performance of the Allocated Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Allocated Assets with the Adviser and discuss the management of the Allocated Assets. The Trader shall promptly respond to requests by the Adviser, the Administrator, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Trader relating directly to the Fund. The Trader shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(i)	Unless otherwise instructed by the Adviser, the Trader shall not have the power, discretion or responsibility to vote any proxies in connection with Financial Interests in which the Allocated Assets may be invested, and the Adviser shall retain such responsibility.

(j)	The Trader shall cooperate promptly and fully with the Adviser, the Trust and/or the Fund in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund, or the Adviser brought by any governmental or regulatory authorities. The Trader shall provide to the Trust CCO or his or her delegate notice of any deficiencies that are identified by the CFTC or the United States Securities and Exchange Commission (“SEC”) in written correspondence to the Trader and that relate to the services provided by the Trader to the Fund pursuant to this Agreement. The Trader shall provide such notification within a reasonable period after receiving the correspondence. The Trader shall provide additional information with respect to such deficiencies as is reasonably requested by the Trust CCO or his or her delegatee.

(k)	The Trader shall maintain separate detailed records of all matters pertaining to the Allocated Assets, including, without limitation, brokerage and other records of all transactions of Financial Interests and securities. Any records required to be maintained and preserved, pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act and/or by the CFTC, that are prepared or maintained by the Trader on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund upon request. The Trader further agrees to preserve for the periods, prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and/or by the CFTC.

(l)	The Trader shall promptly notify the Adviser of any financial condition that is likely to impair the Trader’s ability to fulfill its commitments under this Agreement.

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2.	Representations and Warranties of the Parties

(a)	The Trader represents and warrants to the Adviser as follows:

(i)	The Trader is a registered CTA with the CFTC and a member of the National Futures Association; and

(ii)	This Agreement has been duly authorized and executed by the Trader.

(b)	The Adviser represents and warrants to the Trader as follows:

(i)	The Adviser is registered under the Advisers Act; and

(ii)	Each of the Adviser and the Trust has duly authorized the execution of this Agreement by the Adviser.

3.	Obligations of the Adviser.

(a)	The Adviser shall provide (or cause the Fund’s Custodian (as defined in Section 4 hereof) to provide) timely information to the Trader regarding such matters as the composition of the Allocated Assets, cash requirements and cash available for investment in the Allocated Assets, and all other information as may be reasonably necessary for the Trader to perform its responsibilities hereunder.

(b)	The Adviser has furnished the Trader with a copy of the prospectus and statement of additional information of the Fund and the Adviser agrees during the continuance of this Agreement to furnish the Trader copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Trader with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Trader may reasonably request to enable it to perform its functions under this Agreement.

4.            Custodian. The Adviser shall provide the Trader with a copy of the Trust’s agreement with any custodian designated to hold the assets of the Fund (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Trader’s duties, copies of such modifications to be provided to the Trader reasonably in advance of the effectiveness of such modifications. The Allocated Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Trader shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Trader properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

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5.            Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Trader’s name in the marketing of the Fund, and agrees to furnish the Trader, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Trader in any way. If the Adviser does not receive a response from the Trader with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Trader. The Trader agrees that Adviser may request that the Trader approve use of a certain type, and that Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Trader shall not use the Adviser’s name or the Fund’s name without the prior consent of the Adviser and the Fund.

6.            Expenses. During the Term of this Agreement, the Trader will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

7.            Compensation of the Trader. As full compensation for all services rendered, facilities furnished and expenses borne by the Trader hereunder, the Trader shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

8.            Independent Contractor Status. The Trader shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust, the Fund, or the Adviser in any way or otherwise be deemed an agent of the Trust, the Fund, or the Adviser.

9.	Liability and Indemnification.

(a)	Liability. The duties of the Trader shall be confined to those expressly set forth herein with respect to the Allocated Assets. The Trader shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Trader be liable for any loss arising out of any act or omission taken by another CTA, or any other third party, in respect of any portion of the Fund’s assets not managed by the Trader pursuant to this Agreement.

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(b)	Indemnification.

(i)	The Trader shall indemnify the Adviser, the Fund and the Trust, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Fund and/or the Trust and their respective affiliates and controlling persons may sustain as a result of the Trader’s breach of this Agreement or its representations and warranties herein or as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(ii)	The Adviser shall indemnify the Trader, its affiliates and its controlling persons (the “Trader Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Trader Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

10.	Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

(a)	unless otherwise terminated, this Agreement shall continue in effect until February 1, 2018, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Fund, the Adviser or the Trader, cast in person at a meeting called for the purpose of voting on such approval;

(b)	this Agreement may at any time be terminated on 60 days’ written notice to the Trader either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

(c)	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

(d)	this Agreement may be terminated by the Trader on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Trader.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

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11.           Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Trader, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

12.           Assignment. The Trader may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Trader shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Trading Agreement with the Trader, and (c) prepare, file, and deliver any disclosure document to the Fund’s shareholders as may be required by applicable law.

13.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Trader Indemnified Person and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14.           Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

15.           Confidentiality. Any information or recommendations supplied by either the Adviser or the Trader, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Fund, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Allocated Assets.

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16.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first above written.

Steben & Company, Inc.

By: /s/ Francine Rosenberger

Name: Francine Rosenberger

Title: General Counsel

Revolution Capital Management LLC

By: /s/Michael Mundt

Name: Michael Mundt

Title: Managing Member

Steben Alternative Investment Funds

on behalf of its series, Steben Managed Futures Strategy Fund

By: /s/ Francine Rosenberger

Name: Francine Rosenberger

Title: Chief Compliance Officer and Secretary

Trading Advisory Agreement

Steben Managed Futures Strategy Fund

Trading Advisory Agreement (this “Agreement”) entered into as of the 4th day of February 2016, by and among Steben & Company, Inc., a Maryland company (the “Adviser”), Steben Alternative Investment Funds, a registered investment company under the Investment Company Act of 1940, as amended, on behalf of the Fund as defined below (the “Trust”), and PGR Capital LLP, a limited liability partnership formed under the laws of England and Wales with its principal office at 115 Park Street, London W1K 7AP (the “Trader”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 25, 2014 (the “Investment Advisory Agreement”) with the Trust, relating to the provision of investment advisory services to the Steben Managed Futures Strategy Fund (the “Fund”);

WHEREAS, the Investment Advisory Agreement provides that the Adviser may delegate any or all of its investment advisory responsibilities under the Investment Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Board of Trustees of the Trust desire to retain the Trader to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Trader is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Trading Services.

(a)	The Adviser hereby appoints the Trader to act as a commodity trading advisor (“CTA”) to the Fund with respect to that portion of the Fund’s assets allocated from time to time to the Trader by the Adviser for the periods and on the terms herein set forth (the “Allocated Assets”). The Trader accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)	The Trader shall, subject to the supervision and oversight of the Adviser, trade the Allocated Assets on behalf of the Fund in accordance with the terms of this Agreement and the Supplemental Trading Agreement entered into by the Adviser and the Trader in relation to the Allocated Assets and in accordance with (i) the investment objective, policies and restrictions of the Fund set forth in the Fund’s prospectus and statement of additional information, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Trader, (ii) the written instructions and directions received from the Adviser and the Fund as delivered; and (iii) all federal and state laws applicable to the Fund and the Trader’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the “Policies.”

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For purposes of compliance with the Policies, the Trader shall be entitled to treat the Allocated Assets as though the Allocated Assets constituted the entire Fund, and the Trader shall not be responsible in any way for the compliance of any assets of the Fund, other than the Allocated Assets, with the Policies. Subject to the foregoing, the Trader is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any commodity interests, including futures contracts, options on futures contracts, forward contracts and swaps (the “Financial Interests”) on behalf of the Fund, without regard to the length of time the Financial Interests have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Allocated Assets may be invested in such proportions of Financial Interests as the Trader shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Trader shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Allocated Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Trader, the Adviser may effect in-kind redemptions with shareholders of the Fund with securities or other financial assets included within the Allocated Assets.

(c)	Absent instructions from the Adviser or the officers of the Fund to the contrary, the Trader shall place orders pursuant to its determinations with any futures commission merchant or foreign exchange broker the Trader so chooses, provided, however, the orders are settled with a futures commission merchant or a foreign exchange broker with which the Fund has an account.

(d)	The Trader hereby agrees that it shall not consult with any other investment adviser or CTA to the Fund with respect to transactions in Financial Interests for the Allocated Assets or any other transactions in the Fund’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940 (the “1940 Act”).

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(e)	The Trader may, on occasions when it deems the purchase or sale of a Financial Interest to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Trader, aggregate, to the extent permitted by applicable laws and regulations, the Financial Interests to be sold or purchased in order to obtain the best overall terms available. In such event, allocation of the Financial Interests or securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Trader in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts. In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other Financial Interest trading accounts and entities, it will use its best efforts to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts; and (ii) it will use the same trading strategies for the Fund which are employed by all other accounts invested in the Trader’s “PRG Trend” programme. The Trader further agrees to be aware of the position limits imposed on certain Financial Interest contracts by the CFTC or applicable contract market. The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the Allocated Assets bears to all of the Fund’s assets. If, at any time during the term of this Agreement, the Trader is required to aggregate the Fund’s Financial Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Adviser if the Fund’s positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative positions limits are reached in any Financial Interest contract, the Trader will modify the trading instructions to the Fund and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the Fund given the Trader’s current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

(f)	The Trader, in connection with its rights and duties with respect to the Fund, shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g)	The services of the Trader hereunder are not deemed exclusive and the Trader shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Trader will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Adviser to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Trader will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Adviser and the Fund or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Fund, the Fund or any other assets managed by the Adviser.

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(h)	The Trader shall furnish the Adviser and the administrator of the Fund (the “Administrator”) daily, weekly, monthly, quarterly and annual reports as reasonably requested concerning portfolio transactions and performance of the Allocated Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Allocated Assets with the Adviser and discuss the management of the Allocated Assets. The Trader shall promptly respond to requests by the Adviser, the Administrator, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Trader relating directly to the Fund. The Trader shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(i)	Unless otherwise instructed by the Adviser, the Trader shall not have the power, discretion or responsibility to vote any proxies in connection with Financial Interests in which the Allocated Assets may be invested, and the Adviser shall retain such responsibility.

(j)	The Trader shall cooperate promptly and fully with the Adviser, the Trust and/or the Fund in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund, or the Adviser brought by any governmental or regulatory authorities. The Trader shall provide to the Trust CCO or his or her delegate notice of any deficiencies that are identified by the CFTC or the United States Securities and Exchange Commission (“SEC”) in written correspondence to the Trader and that relate to the services provided by the Trader to the Fund pursuant to this Agreement. The Trader shall provide such notification within a reasonable period after receiving the correspondence. The Trader shall provide additional information with respect to such deficiencies as is reasonably requested by the Trust CCO or his or her delegatee.

(k)	The Trader shall maintain separate detailed records of all matters pertaining to the Allocated Assets, including, without limitation, brokerage and other records of all transactions of Financial Interests and securities. Any records required to be maintained and preserved, pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act and/or by the CFTC, that are prepared or maintained by the Trader on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund upon request. The Trader further agrees to preserve for the periods, prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and/or by the CFTC.

(l)	The Trader shall promptly notify the Adviser of any financial condition that is likely to impair the Trader’s ability to fulfill its commitments under this Agreement.

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2.	Representations and Warranties of the Parties

(a)	The Trader represents and warrants to the Adviser as follows:

(i)	The Trader is a registered CTA with the CFTC and a member of the National Futures Association;

(ii)	This Agreement has been duly authorized and executed by the Trader; and

(iii)	The Trader warrants that it has complied with all laws, rules and regulations having application to its business, properties and assets (including all anti-bribery legislation including the Bribery Act 2010, as amended).

(b)	The Adviser represents and warrants to the Trader as follows:

(i)	The Adviser is registered under the Advisers Act;

(ii)	Each of the Adviser and the Trust has duly authorized the execution of this Agreement by the Adviser; and

(iii)	The Trust will be responsible for compliance with the USA Patriot Act and related anti-money laundering regulations with respect to the Fund and its investors.

3.	Obligations of the Adviser.

(a)	The Adviser shall provide (or cause the Fund’s Custodian (as defined in Section 4 hereof) to provide) timely information to the Trader regarding such matters as the composition of the Allocated Assets, cash requirements and cash available for investment in the Allocated Assets, and all other information as may be reasonably necessary for the Trader to perform its responsibilities hereunder.

(b)	The Adviser has furnished the Trader with a copy of the prospectus and statement of additional information of the Fund and the Adviser agrees during the continuance of this Agreement to furnish the Trader copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Trader with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Trader may reasonably request to enable it to perform its functions under this Agreement.

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4.            Custodian. The Adviser shall provide the Trader with a copy of the Trust’s agreement with any custodian designated to hold the assets of the Fund (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Trader’s duties, copies of such modifications to be provided to the Trader reasonably in advance of the effectiveness of such modifications. The Allocated Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Trader shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Trader properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

5.            Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Trader’s name in the marketing of the Fund, and agrees to furnish the Trader, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Trader in any way. If the Adviser does not receive a response from the Trader with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Trader. The Trader agrees that Adviser may request that the Trader approve use of a certain type, and that Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Trader shall not use the Adviser’s name or the Fund’s name without the prior consent of the Adviser and the Fund.

6.            Expenses. During the Term of this Agreement, the Trader will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

7.            Compensation of the Trader. As full compensation for all services rendered, facilities furnished and expenses borne by the Trader hereunder, the Trader shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

8.            Independent Contractor Status. The Trader shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust, the Fund, or the Adviser in any way or otherwise be deemed an agent of the Trust, the Fund, or the Adviser.

9.	Liability and Indemnification.

(a)	Liability. The duties of the Trader shall be confined to those expressly set forth herein with respect to the Allocated Assets. The Trader shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Trader be liable for any loss arising out of any act or omission taken by another CTA, or any other third party, in respect of any portion of the Fund’s assets not managed by the Trader pursuant to this Agreement.

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(b)	Indemnification.

(i)	The Trader shall indemnify the Adviser, the Fund and the Trust, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Fund and/or the Trust and their respective affiliates and controlling persons may sustain as a result of the Trader’s breach of this Agreement or its representations and warranties herein or as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(ii)	The Adviser shall indemnify the Trader, its affiliates and its controlling persons (the “Trader Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Trader Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

10.	Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

(a)	unless otherwise terminated, this Agreement shall continue in effect until February 4, 2018, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Fund, the Adviser or the Trader, cast in person at a meeting called for the purpose of voting on such approval;

(b)	this Agreement may at any time be terminated on 60 days’ written notice to the Trader either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

(c)	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

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(d)	this Agreement may be terminated by the Trader on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Trader.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.           Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Trader, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

12.           Assignment. The Trader may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Trader shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Trading Agreement with the Trader, and (c) prepare, file, and deliver any disclosure document to the Fund’s shareholders as may be required by applicable law.

13.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Trader Indemnified Person and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14.           Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

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15.           Confidentiality. Any information or recommendations supplied by either the Adviser or the Trader, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Fund, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Allocated Assets.

16.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISOR OR THIS AGREEMENT.

[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first above written.

Steben & Company, Inc.

By:	/s/ Francine Rosenberger

Name: Francine Rosenberger

Title: General Counsel

PGR Capital LLP

By:	/s/ Peter Rogers

Name: Peter Rogers

Title: Partner

Steben Alternative Investment Funds

on behalf of its series, Steben Managed Futures Strategy Fund

By:	/s/ Francine Rosenberger

Name: Francine Rosenberger

Title: Chief Compliance Officer

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Trading Advisory Agreement

Steben Managed Futures Strategy Fund

Trading Advisory Agreement (this “Agreement”) entered into as of the 3rd day of February 2016, by and among Steben & Company, Inc., a Maryland company (the “Adviser”), Steben Alternative Investment Funds, a registered investment company under the Investment Company Act of 1940, as amended, on behalf of the Fund as defined below (the “Trust”), and Millburn Ridgefield Corporation, a corporation formed under the laws of the State of Delaware with its principal office at 411 West Putnam Avenue, Greenwich, CT 06830 (the “Trader”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 25, 2014 (the “Investment Advisory Agreement”) with the Trust, relating to the provision of investment advisory services to the Steben Managed Futures Strategy Fund (the “Fund”);

WHEREAS, the Investment Advisory Agreement provides that the Adviser may delegate any or all of its investment advisory responsibilities under the Investment Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Board of Trustees of the Trust desire to retain the Trader to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Trader is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Trading Services.

(a)	The Adviser hereby appoints the Trader to act as a commodity trading advisor (“CTA”) to the Fund with respect to that portion of the Fund’s assets allocated from time to time to the Trader by the Adviser for the periods and on the terms herein set forth (the “Allocated Assets”). The Trader accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)	The Trader shall, subject to the supervision and oversight of the Adviser, trade the Allocated Assets on behalf of the Fund in accordance with the terms of this Agreement and the Supplemental Trading Agreement entered into by the Adviser and the Trader in relation to the Allocated Assets and in accordance with (i) the investment objective, policies and restrictions of the Fund set forth in the Fund’s prospectus and statement of additional information, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Trader, (ii) the written instructions and directions received from the Adviser and the Fund as delivered; and (iii) all federal and state laws applicable to the Fund and the Trader’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the “Policies.”

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For purposes of compliance with the Policies, the Trader shall be entitled to treat the Allocated Assets as though the Allocated Assets constituted the entire Fund, and the Trader shall not be responsible in any way for the compliance of any assets of the Fund, other than the Allocated Assets, with the Policies. Subject to the foregoing, the Trader is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any commodity interests, including futures contracts, options on futures contracts, forward contracts and swaps (the “Financial Interests”) on behalf of the Fund, without regard to the length of time the Financial Interests have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Allocated Assets may be invested in such proportions of Financial Interests as the Trader shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Trader shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Allocated Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Trader, the Adviser may effect in-kind redemptions with shareholders of the Fund with securities or other financial assets included within the Allocated Assets.

(c)	Absent instructions from the Adviser or the officers of the Fund to the contrary, the Trader shall place orders pursuant to its determinations with any futures commission merchant or foreign exchange broker or counterparty the Trader so chooses, provided, however, the orders are settled with a futures commission merchant or a foreign exchange broker or counterparty with which the Fund has an account.

(d)	The Trader hereby agrees that it shall not consult with any other investment adviser or CTA to the Fund with respect to transactions in Financial Interests for the Allocated Assets or any other transactions in the Fund’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940 (the “1940 Act”).

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(e)	The Trader may, on occasions when it deems the purchase or sale of a Financial Interest to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Trader, aggregate, to the extent permitted by applicable laws and regulations, the Financial Interests to be sold or purchased in order to obtain the best overall terms available. In such event, allocation of the Financial Interests or securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Trader in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts. In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other Financial Interest trading accounts and entities, it will use its best efforts to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts; and (ii) it will not deliberately use any trading strategies for the Fund which it or its principals know are inferior to those employed by other accounts. The Trader further agrees to be aware of the position limits imposed on certain Financial Interest contracts by the CFTC or applicable contract market. The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the Allocated Assets bears to all of the Fund’s assets. If, at any time during the term of this Agreement, the Trader is required to aggregate the Fund’s Financial Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Adviser if the Fund’s positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative positions limits are reached in any Financial Interest contract, the Trader will modify the trading instructions to the Fund and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the Fund given the Trader’s current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

(f)	The Trader, in connection with its rights and duties with respect to the Fund, shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g)	The services of the Trader hereunder are not deemed exclusive and the Trader shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

(h)	The Trader shall furnish the Adviser and the administrator of the Fund (the “Administrator”) daily, weekly, monthly, quarterly and annual reports concerning portfolio transactions and performance of the Allocated Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Allocated Assets with the Adviser and discuss the management of the Allocated Assets. The Trader shall promptly respond to requests by the Adviser, the Administrator, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Trader relating directly to the Fund. The Trader shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

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(i)	Unless otherwise instructed by the Adviser, the Trader shall not have the power, discretion or responsibility to vote any proxies in connection with Financial Interests in which the Allocated Assets may be invested, and the Adviser shall retain such responsibility.

(j)	The Trader shall cooperate promptly and fully with the Adviser, the Trust and/or the Fund in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund, or the Adviser brought by any governmental or regulatory authorities. The Trader shall provide to the Trust CCO or his or her delegate notice of any deficiencies that are identified by the CFTC or the United States Securities and Exchange Commission (“SEC”) in written correspondence to the Trader and that relate to the services provided by the Trader to the Fund pursuant to this Agreement. The Trader shall provide such notification within a reasonable period after receiving the correspondence. The Trader shall provide additional information with respect to such deficiencies as is reasonably requested by the Trust CCO or his or her delegatee.

(k)	The Trader shall maintain separate detailed records of all matters pertaining to the Allocated Assets, including, without limitation, brokerage and other records of all transactions of Financial Interests and securities. Any records required to be maintained and preserved, pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act and/or by the CFTC, that are prepared or maintained by the Trader on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund upon request. The Trader further agrees to preserve for the periods, prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and/or by the CFTC. The Trader shall be permitted to maintain duplicate copies of any records that it is required to provide to the Adviser, the Fund or any other party hereunder.

(l)	The Trader shall promptly notify the Adviser of any financial condition that is likely to impair the Trader’s ability to fulfill its commitments under this Agreement.

2.	Representations and Warranties of the Parties

(a)	The Trader represents and warrants to the Adviser as follows:

(i)	The Trader is a registered CTA with the CFTC and a member of the National Futures Association; and

(ii)	This Agreement has been duly authorized and executed by the Trader.

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(b)	The Adviser represents and warrants to the Trader as follows:

(i)	The Adviser is registered under the Advisers Act; and

(ii)	Each of the Adviser and the Trust has duly authorized the execution of this Agreement by the Adviser.

3.	Obligations of the Adviser.

(a)	The Adviser shall provide (or cause the Fund’s Custodian (as defined in Section 4 hereof) to provide) timely information to the Trader regarding such matters as the composition of the Allocated Assets, cash requirements and cash available for investment in the Allocated Assets, and all other information as may be reasonably necessary for the Trader to perform its responsibilities hereunder.

(b)	The Adviser has furnished the Trader with a copy of the prospectus and statement of additional information of the Fund and the Adviser agrees during the continuance of this Agreement to furnish the Trader copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Trader with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Trader may reasonably request to enable it to perform its functions under this Agreement.

4.            Custodian. The Adviser shall provide the Trader with a copy of the Trust’s agreement with any custodian designated to hold the assets of the Fund (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Trader’s duties, copies of such modifications to be provided to the Trader reasonably in advance of the effectiveness of such modifications. The Allocated Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Trader shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Trader properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

5.            Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Trader’s name in the marketing of the Fund, and agrees to furnish the Trader, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Trader in any way. If the Adviser does not receive a response from the Trader with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Trader. The Trader agrees that Adviser may request that the Trader approve use of a certain type, and that Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

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During the term of this Agreement, the Trader shall not use the Adviser’s name or the Fund’s name without the prior consent of the Adviser and the Fund.

6.            Expenses. During the Term of this Agreement, the Trader will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, including but not limited to the costs of electronic trading and electronic trading platforms, if any) of the securities or other investment instruments purchased or sold for the Fund.

7.            Compensation of the Trader. As full compensation for all services rendered, facilities furnished and expenses borne by the Trader hereunder, the Trader shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

8.            Independent Contractor Status. The Trader shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust, the Fund, or the Adviser in any way or otherwise be deemed an agent of the Trust, the Fund, or the Adviser.

9.            Liability and Indemnification.

(a)	Liability. The duties of the Trader shall be confined to those expressly set forth herein with respect to the Allocated Assets. The Trader shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Trader be liable for any loss arising out of any act or omission taken by another CTA, or any other third party, in respect of any portion of the Fund’s assets not managed by the Trader pursuant to this Agreement.

(b)	Indemnification.

(i)	The Trader shall indemnify the Adviser, the Fund and the Trust, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Fund and/or the Trust and their respective affiliates and controlling persons may sustain as a result of the Trader’s breach of this Agreement or its representations and warranties herein or as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

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(ii)	The Adviser shall indemnify the Trader, its affiliates and its controlling persons (the “Trader Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Trader Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

10.	Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

(a)	unless otherwise terminated, this Agreement shall continue in effect until February 3, 2018, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Fund, the Adviser or the Trader, cast in person at a meeting called for the purpose of voting on such approval;

(b)	this Agreement may at any time be terminated on 60 days’ written notice to the Trader either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

(c)	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

(d)	this Agreement may be terminated by the Trader on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Trader.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.           Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Trader, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

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12.           Assignment. The Trader may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Trader shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new trading advisory agreement with the Trader, and (c) prepare, file, and deliver any disclosure document to the Fund’s shareholders as may be required by applicable law.

13.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Trader Indemnified Person and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14.           Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

15.           Confidentiality. Any information or recommendations supplied by either the Adviser or the Trader, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Fund, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Allocated Assets.

16.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first above written.

Steben & Company, Inc.

By:	/s/ Francine Rosenberger

Name: Francine Rosenberger

Title: General Counsel and Secretary

Millburn Ridgefield Corporation

By:	/s/ Gregg Buckbinder

Name: Gregg Buckbinder

Title: President and Chief Operating Officer

Steben Alternative Investment Funds

on behalf of its series, Steben Managed Futures Strategy Fund

By:	/s/ Francine Rosenberger

Name: Francine Rosenberger

Title: Chief Compliance Officer and Secretary

9

Trading Advisory Agreement

Steben Managed Futures Strategy Fund

Trading Advisory Agreement (this “Agreement”) entered into as of the 19th day of June 2017, by and among Steben & Company, Inc., a Maryland company (the “Adviser”), Steben Alternative Investment Funds, a registered investment company under the Investment Company Act of 1940, as amended, on behalf of the Fund as defined below (the “Trust”), and Crabel Capital Management, LLC, a limited liability company formed under the laws of Wisconsin with its principal office at 10250 Constellation Blvd., Suite 2650, Los Angeles, CA 90067 (the “Trader”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 25, 2014 (the “Investment Advisory Agreement”) with the Trust, relating to the provision of investment advisory services to the Steben Managed Futures Strategy Fund (the “Fund”);

WHEREAS, the Investment Advisory Agreement provides that the Adviser may delegate any or all of its investment advisory responsibilities under the Investment Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Board of Trustees of the Trust desire to retain the Trader to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Trader is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.           Trading Services.

(a)	The Adviser hereby appoints the Trader to act as a commodity trading advisor (“CTA”) to the Fund with respect to that portion of the Fund’s assets allocated from time to time to the Trader by the Adviser for the periods and on the terms herein set forth (the “Allocated Assets”). The Trader accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)	The Trader shall, subject to the supervision and oversight of the Adviser, trade the Allocated Assets on behalf of the Fund in accordance with the terms of this Agreement and the Supplemental Trading Agreement entered into by the Adviser and the Trader in relation to the Allocated Assets and in accordance with (i) the investment objective, policies and restrictions of the Fund set forth in the Fund’s prospectus and statement of additional information, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Trader, (ii) the written instructions and directions received from the Adviser ; and (iii) all federal and state laws applicable to the Fund and the Trader’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to herein together as the “Policies.”

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For purposes of compliance with the Policies, the Trader shall be entitled to treat the Allocated Assets as though the Allocated Assets constituted the entire Fund, and the Trader shall not be responsible in any way for the compliance of any assets of the Fund, other than the Allocated Assets, with the Policies. Subject to the foregoing, the Trader is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any commodity interests, including futures contracts, options on futures contracts, forward contracts and swaps, securities or other financial assets (collectively, the “Financial Interests”) on behalf of the Fund, without regard to the length of time the Financial Interests have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Allocated Assets may be invested in such proportions of Financial Interests as the Trader shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Trader shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Allocated Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Trader, the Adviser may effect in-kind redemptions with shareholders of the Fund with Financial Interests included within the Allocated Assets.

(c)	Absent instructions from the Adviser or an officer of the Fund to the contrary, the Trader shall place orders pursuant to its determinations with any futures commission merchant or foreign exchange broker the Trader so chooses, provided, however, the orders are settled with a futures commission merchant or a foreign exchange broker with which the Fund has an account. The Trader is authorized to execute industry-standard give-up agreements (including London Metals Exchange give-up agreements) on behalf of the Fund consistent with the Trader’s obligations under this Agreement.

(d)	The Trader hereby agrees that it shall not consult with any other investment adviser or CTA to the Fund with respect to transactions in Financial Interests for the Allocated Assets or any other transactions in the Fund’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940 (the “1940 Act”).

(e)	The Trader may, on occasions when it deems the purchase or sale of a Financial Interest to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Trader, aggregate, to the extent permitted by applicable laws and regulations, the Financial Interests to be sold or purchased in order to obtain the best overall terms available. In such event, allocation of the Financial Interests so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Trader in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts. In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other accounts implementing a substantially similar investment strategy, it will use its best efforts to achieve an equitable treatment of all such accounts and will use a system of order entry for all such accounts that is fair and reasonable over time; and (ii) it will not deliberately use any trading strategies for the Fund which it or its principals know are inferior to those employed by such other accounts. The Trader further agrees to be aware of the position limits imposed on certain Financial Interest contracts by the CFTC or applicable contract market. The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the Allocated Assets bears to all of the Fund’s assets. If, at any time during the term of this Agreement, the Trader is required to aggregate the Fund’s Financial Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Adviser if the Fund’s positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative positions limits are reached in any Financial Interest contract, the Trader will modify the trading instructions to the Fund and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the Fund given the Trader’s current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

(f)	The Trader, in connection with its rights and duties with respect to the Fund, shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g)	The services of the Trader hereunder are not deemed exclusive and the Trader shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. Notwithstanding the foregoing, the Adviser acknowledges that the performance of the Allocated Assets and of other accounts managed by the Trader will vary due to differences in, among other things, the effect of the Policies, prime or executing brokers utilized, fees and expense of the Fund, degree of leverage, trading level changes and the time period during which trading occurs.

(h)	The Trader shall furnish the Adviser and the administrator of the Fund (the “Administrator”) periodic reports concerning portfolio transactions and performance of the Allocated Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Allocated Assets with the Adviser and discuss the management of the Allocated Assets. The Trader shall promptly respond to requests by the Adviser, the Administrator, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Trader relating directly to the Fund, including confirmation of all give-up arrangements entered into on behalf of the Fund pursuant to Section 1(c) of this Agreement. The Trader shall also provide the Adviser with such other information and reports, including information and reports related to material compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(i)	The Trader shall not have the power, discretion or responsibility to vote any proxies or act upon any class action notices in connection with Financial Interests in which the Allocated Assets may be invested, and the Adviser shall retain such responsibility.

(j)	The Trader shall cooperate promptly and fully with the Adviser, the Trust and/or the Fund in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund, or the Adviser brought by any governmental or regulatory authorities. To the extent not prohibited by applicable law, the Trader shall provide to the Trust CCO or his or her delegate notice of any deficiencies that are identified by the CFTC or the United States Securities and Exchange Commission (“SEC”) in written correspondence to the Trader that relate to the services provided by the Trader to the Fund pursuant to this Agreement. The Trader shall provide such notification within a reasonable period after receiving the correspondence. The Trader shall provide additional information with respect to such deficiencies as is reasonably requested by the Trust CCO or his or her delegatee.

(k)	The Trader shall maintain separate detailed records of all matters pertaining to the Allocated Assets, including, without limitation, brokerage and other records of all transactions of Financial Interests. The Trader shall prepare and maintain any records required to be maintained and preserved in accordance with the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act and/or Parts 43, 45 and 46 of the regulations of the CFTC. Copies of such records will be provided promptly to the Fund upon request. The Trader further agrees to preserve for the periods, prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and/or in Parts 43, 45 and 46 of the regulations of the CFTC.

(l)	The Trader shall promptly notify the Adviser of any financial condition that is likely to impair the Trader’s ability to fulfill its commitments under this Agreement.

(m)	Unless Adviser provides written notice to the contrary, Adviser acknowledges and agrees that all reports or other information related to the Allocated Assets may be delivered to Adviser electronically in accordance with this Agreement.

2.          Representations and Warranties of the Parties

(a)	The Trader represents and warrants to the Adviser as follows:

(i)	The Trader is a registered CTA with the CFTC and a member of the National Futures Association; and

(ii)	This Agreement has been duly authorized and executed by the Trader.

(b)	The Adviser represents and warrants to the Trader as follows:

(i)	The Adviser is registered under the Advisers Act; and

(ii)	Each of the Adviser and the Trust has duly authorized the execution of this Agreement by the Adviser.

3.            Obligations of the Adviser.

(a)	The Adviser shall provide (or cause the Fund’s Custodian (as defined in Section 4 hereof) to provide) timely information to the Trader regarding such matters as the composition of the Allocated Assets, cash requirements and cash available for investment in the Allocated Assets, and all other information as may be reasonably necessary for the Trader to perform its responsibilities hereunder.

(b)	The Adviser has furnished the Trader with a copy of the prospectus and statement of additional information of the Fund and the Adviser agrees during the continuance of this Agreement to furnish the Trader copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Trader with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Trader may reasonably request to enable it to perform its functions under this Agreement.

4.           Custodian. The Adviser shall provide the Trader with a copy of the Trust’s agreement with any custodian designated to hold the assets of the Fund (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Trader’s duties, copies of such modifications to be provided to the Trader reasonably in advance of the effectiveness of such modifications. The Allocated Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Trader shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Trader properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

5.           Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Trader’s name in the marketing of the Fund, and agrees to furnish the Trader, for its prior approval (which approval shall not be unreasonably withheld) all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Trader in any way. If the Adviser does not receive a response from the Trader with respect to such materials within five business days of receipt by Trader, such materials shall be deemed accepted by the Trader. The Trader agrees that Adviser may request that the Trader approve use of a certain type, and that Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Trader shall not use the Adviser’s name or the Fund’s name without the prior consent of the Adviser and the Fund.

6.           Expenses. During the Term of this Agreement, the Trader will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the Financial Instruments purchased or sold for the Fund.

7.           Compensation of the Trader. As full compensation for all services rendered, facilities furnished and expenses borne by the Trader hereunder, the Trader shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

8.           Independent Contractor Status. The Trader shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust, the Fund, or the Adviser in any way or otherwise be deemed an agent of the Trust, the Fund, or the Adviser.

9.           Liability and Indemnification.

(a)	Liability. The duties of the Trader shall be confined to those expressly set forth herein with respect to the Allocated Assets. The Trader shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Trader be liable for any loss arising out of any act or omission taken by (i) another CTA, or any other third party, in respect of any portion of the Fund’s assets not managed by the Trader pursuant to this Agreement or (ii) the Adviser or the Board with respect to managing and/or overseeing the operation of the Fund and the Trust.

(b)	Indemnification.

(i)	The Trader shall indemnify the Adviser, the Fund and the Trust, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Fund and/or the Trust and their respective affiliates and controlling persons may sustain as a result of the Trader’s breach of this Agreement or its representations and warranties herein or as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(ii)	The Adviser shall indemnify the Trader, its affiliates and their respective controlling persons (the “Trader Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Trader Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

10.          Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

(a)	unless otherwise terminated, this Agreement shall continue in effect until June 19, 2019, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Fund, the Adviser or the Trader, cast in person at a meeting called for the purpose of voting on such approval;

(b)	this Agreement may at any time be terminated on 60 days’ written notice to the Trader either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

(c)	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

(d)	this Agreement may be terminated by the Trader on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Trader.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.           Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Trader, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

12.           Assignment. The Trader may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Trader shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Trading Agreement with the Trader, and (c) prepare, file, and deliver any disclosure document to the Fund’s shareholders as may be required by applicable law.

13.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Trader Indemnified Person and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14.           Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

15.           Confidentiality. Any information or recommendations supplied by either the Adviser or the Trader, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Fund, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, including the Custodian and such persons as the Adviser may designate in connection with any services provided in relation to the Allocated Assets.

16.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first above written.

Steben & Company, Inc.

By:	/s/ Francine Rosenberger
Name: Francine Rosenberger
Title: General Counsel and Secretary

Crabel Capital Management, LLC

By:	/s/ Rick Rusin
Name: Rick Rusin
Title: Chief Operating Officer

Steben Alternative Investment Funds

on behalf of its series, Steben Managed Futures Strategy Fund

By:	/s/ Francine Rosenberger
Name: Francine Rosenberger
Title: Chief Compliance Officer and Secretary